Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
OPERATING EXPENSES:
Research and development	$ 32,350	$ 11,471
General and administrative	13,232	2,047
Total operating expenses	45,582	13,518
LOSS FROM OPERATIONS	(45,582)	(13,518)
OTHER INCOME (EXPENSE), NET:
Interest income (expense), net	93	(1,642)
Loss on extinguishment of debt		(221)
Other income (expense)	(24)	(1,140)
Total other income (expense), net	69	(3,003)
Net loss	(45,513)	(16,521)
Net loss attributable to common stockholders-basic	(45,513)	(16,521)
Net loss attributable to common stockholders- diluted	$ (45,513)	$ (16,521)
Net loss per share attributable to common stockholders-basic and diluted	$ (3.55)	$ (3.01)
Weighted-average common stock outstanding-basic and diluted	12,831,221	5,483,149